Exhibit 10.6

[***] Certain information in this document, marked by brackets, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

AMENDMENT NO. 1
TO

CO-DEVELOPMENT AND COLLABORATION AGREEMENT BETWEEN GENMAB

A/S AND GLAXO GROUP LIMITED DATED 19 DECEMBER 2006

(the “Agreement”)

This amendment to the Agreement (“Amendment No. 1”) is made and entered into as of the              day of             , 2008 (the “Amendment Effective Date”), between

GENMAB A/S, a Danish corporation having its principal office at Toldbodgade 33, DK-1253 Copenhagen K, Denmark (“Genmab”); and

GLAXO GROUP LIMITED, registered in England as company number 305979, doing business as ‘GlaxoSmithKline’ and having its principal office at Glaxo Wellcome House, Berkley Avenue, Greenford, Middlesex, UB6 0NN, United Kingdom (“GSK”).

RECITALS:

Whereas, the Parties desire to shift payments to be made in connection with milestones achieved by the Product in the [***] indication to milestones achieved by the Product in the [***] indication.

NOW, THEREFORE, IN CONSIDERATION OF THE FOREGOING PREMISES AND THE REPRESENTATIONS, COVENANTS AND AGREEMENTS CONTAINED HEREIN, GENMAB AND GSK, INTENDING TO BE LEGALLY BOUND, HEREBY AGREE TO AMEND THE AGREEMENT AS FOLLOWS:

l.                                          Definitions

1.1                               Unless explicitly stated otherwise all capitalized terms in this Amendment No. 1 shall have the meaning set forth in the Agreement.

2.                                      Payment of [***] Milestones

2.1                               The Parties agree that all payments associated with milestones achieved by the Product in the [***] indication as set forth in Clause 16.3 of the Agreement, and for ease of reference attached hereto as Appendix 1, shall instead be paid upon achievement of the same milestones by the Product in the [***] indication according to the same principles set forth in the Agreement.  For the avoidance of doubt, GSK shall not be responsible for any milestone payment associated with Development of the Product in the [***] indication regardless of whether such milestones are achieved by the Product in the [***] indication.

2.2                               As of the Amendment Effective Date, all disputes between the Parties relating to the Development of the Product in the [***] indication or the [***] indication shall be deemed [***].

3.                                      General

3.1                               All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each of the Parties has caused this Amendment No. l to be executed and delivered by its duly authorised representatives to be effective as of the Amendment Effective Date.

GENMAB A/S	GLAXO GROUP LIMITED

By:	By:
Name:	Name:
Title:	Title:

GENMAB A/S

By:
Name:
Title:

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